Events after the reporting period	12 Months Ended
Dec. 31, 2025
Events after the reporting period
Events after the reporting period

35.Events after the reporting period

(a)Latam exit

Subsequent to the reporting date, on February 11, 2026, the Group announced it has agreed to sell its 51.0% equity interest in I-Systems, a specialist provider of shared optical fiber networks in Brazil, to TIM S.A., which currently owns the remaining 49.0% interest, at an enterprise value of approximately $453 million (being cash consideration of approximately $183m, presented on a 100% equivalent basis as $358 million, plus the net impact of borrowings and lease liabilities less cash and cash equivalents aggregating to approximately $95 million), subject to customary closing adjustments. The closing of the transaction is subject to customary conditions, including regulatory approvals.

On February 17, 2026, the Group announced it has agreed to sell its Latin American tower operations, comprising its tower businesses in Brazil and Colombia and approximately 8,860 sites, to Macquarie Asset Management, reflecting an enterprise value of approximately $952 million (being cash consideration of BRL3,550 million (approximately $683 million), plus the net impact of borrowings and lease liabilities less cash and cash equivalents aggregating to approximately $269 million), subject to adjustment for leakage and accrued interest. The closing of the transaction is subject to certain conditions, including regulatory approvals and a successful capital raise by one or more investment funds managed or advised by Macquarie Asset Management.

In connection with the disposal of our Latin American tower and fiber operations, we entered into a BRL2,415 million (approximately $441 million) of foreign exchange derivative instruments to hedge the components of the Brazilian Real-denominated sale prices not fixed to U.S. dollars directly in the sales agreements.

(b)MTN merger

On February 17, 2026, the Group announced it has entered into a definitive merger agreement to be acquired by MTN Group Limited for $8.50 per ordinary share in cash, reflecting an enterprise value of approximately $6.2 billion (being cash consideration of approximately $2.2 billion, presented on a 100% equivalent basis as $3.0 billion, plus the net impact of borrowings, lease liabilities and non-controlling interests less cash and cash equivalents aggregating to approximately $3.2 billion), subject to closing adjustments.

The closing of the transaction is subject to certain conditions, including shareholder and regulatory approvals where applicable and certain cash and debt conditions.

(c)Telkom SA MLA

Effective January 1, 2026, IHS Towers South Africa (Pty) Limited entered into an agreement to renew and extend its Master Lease Agreement with Telkom SA SOC Limited. Unless terminated earlier pursuant to its terms, the agreement will end five years from the effective date.